Summary Prospectus	February 25, 2015
RiverPark Focused Value Fund Retail Class Shares Institutional Class Shares Class C Shares* * Class C Shares are not currently being offered for sale to investors.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.riverparkfunds.com. You may also obtain this information at no cost by calling 1-888-564-4517 or by sending an e-mail request to riverparkfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated February 25, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The RiverPark Focused Value Fund (“RiverPark Value” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional	Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None	1.00%
Other Expenses[1]	0.66%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.31%	1.06%	2.06%
Fee Waiver and/or Expense Reimbursement[2]	(0.06%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.25%	1.00%	2.00%

[1]	Other Expenses, which include administration, transfer agency, custodian, administrative servicing and shareholder servicing fees, are based on current estimated asset levels for the Retail Class Shares and Institutional Class Shares. Other Expenses for the Class C Shares are based on the estimated Other Expenses of the Institutional Class Shares. Other Expenses include a shareholder servicing fee of up to 0.25% for the Retail Class Shares and an administrative servicing fee of up to 0.15% for each of the classes to be used for non-distribution related services including providing shareholder accounting, client support and other services associated with maintaining shareholder accounts on various brokerage platforms.
[2]
RiverPark Advisors, LLC, the Fund’s investment adviser (“RiverPark” or the “Adviser”), has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.00% for the Institutional Class Shares, 1.25% for the Retail Class Shares and 2.00% for the Class C Shares of the Fund’s average net assets. This arrangement is in effect until at least January 31, 2016 and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, provided, however, that such reimbursement for Excess Expenses shall be made only if payable within three years of the end of the fiscal year in which such Excess Expenses were incurred.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Retail	$127	$409
Institutional	$102	$331
Class C	$203	$640

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
RiverPark Value seeks long-term capital appreciation by investing in equity securities of companies that RiverPark Advisors, LLC, the Fund’s investment adviser (“RiverPark” or the “Adviser”), believes, based on the Adviser’s internal research, are trading at substantial discounts to intrinsic value. This intrinsic value determination is derived from a detailed, independent assessment of a company’s current financial and strategic position and projections about future revenue, profitability and capital structure.

Under normal circumstances, the Fund will invest primarily in the securities of U.S. companies with market capitalizations in excess of $10 billion (“Large Capitalization Companies”). The Fund will consider U.S. companies to be any company that is domiciled in the U.S. or is listed on a U.S. National Exchange and is headquartered in the U.S. or derives a substantial percentage of its revenues from the U.S.

In selecting its investments, the Adviser will buy when it determines that securities are selling at a substantial discount to the Adviser’s estimate of intrinsic value. These opportunities may arise when a company’s share price has fallen relative to the Adviser’s assessment of value or when the Adviser’s assessment of value has grown relative to a company’s share price.

The Adviser will focus its research on situations that are likely to create significant distortions in the market’s perception of value, such as spin-offs, mergers and acquisitions, changes of corporate management and other corporate events. Also, as a value investor, the Adviser may be attracted to companies whose shares have undergone a significant price decline. It is important to note, however, that in each of these situations, the triggering event is merely a starting place for more intensive research and not an automatic or mechanical signal to buy.

Finally, a strong sell discipline is essential to the Adviser’s overall value approach. The Adviser will generally have a specific price target in mind when entering a position and will constantly monitor each position as the stock price approaches such target.

Principal Risks
RiverPark Value is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:

No Operating History Risk. The Fund is an open-ended investment company with no history of operations. The Fund is designed for long-term investors and not as a trading vehicle.

Equity Securities Risks. The Fund invests primarily in equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund investments, regardless of the performance or expected performance of companies in which the Fund invests.

Value Stock Risk. The Fund invests in value stocks. When value investing is out of favor, the Fund’s share price may decline even though the companies the Fund invests in have sound fundamentals. In addition, investing in value stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values.

Market Risk. Because the Fund invests a substantial portion of its assets in common stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Performance
Because the Fund has not begun operations, performance information is not yet available. Once available, updated performance information may be obtained by calling 888-564-4517 or by visiting the Fund’s website at www. riverparkfunds.com.

Management
Investment Adviser
RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Manager
David Berkowitz is the portfolio manager primarily responsible for the investment decisions of the Fund. Prior to joining RiverPark, Mr. Berkowitz co-founded and co-managed Gotham Partners, a value-oriented hedge fund (1992-2002), and was the Chief Investment Officer for a New York family office (2003-2005). In 2006, he founded Festina Lente, a long-only, concentrated investment partnership that he managed through 2008. From 2009-2013, he held various positions at Ziff Brother Investments, a global, family investment enterprise, where he was most recently a Partner as well as the Chief Risk and Strategy Officer.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $100,000. Class C Shares, when offered for sale to investors, will have a minimum initial investment of $1,000. There is no minimum for subsequent investments if payment is mailed by check; otherwise the minimum is $100. Transactions received, in good order, before the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) receive the next calculated net asset value.

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

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